UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2017

CERUS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-21937	68-0262011
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2550 Stanwell Drive Concord, California	94520
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (925) 288-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 23, 2017, Cerus Corporation (the “Company” or “Cerus”) announced that it had received notification last week of a pending U.S. supply shortage of a platelet additive solution (“PAS”) manufactured and sold by Fresenius Kabi Deutschland GmbH (“Fresenius Kabi”). The pending shortage is due to an unanticipated delay in U.S. Food and Drug Administration (“FDA”) approval of a plastic component used in the manufacture of the PAS container following discontinuation of the original component by Fresenius Kabi’s supplier. The shortage is expected to temporarily impact certain U.S. blood centers that utilize PAS to produce INTERCEPT platelets. Fresenius Kabi has stated that it is working with its suppliers and the FDA to resolve this delay and minimize any long-term disruption in supply. However, Cerus believes that the pending shortage could adversely affect INTERCEPT platelet production by impacted blood centers through year end.

Forward-Looking Statements

This report contains forward-looking statements, including, without limitation, statements relating to Cerus’ products and prospects, the supply shortage of PAS and its expected impact on U.S. blood centers that utilize PAS to produce INTERCEPT platelets, and Fresenius Kabi’s ability to address the pending supply shortage of PAS. Actual results could differ materially from these forward-looking statements as a result of certain factors, including, without limitation, risks associated with the commercialization and market acceptance of, and customer demand for, the INTERCEPT Blood System, including the risks that Cerus may not realize meaningful revenue contributions from U.S. customers in 2017 or otherwise, particularly since Cerus cannot guarantee the volume or timing of commercial purchases, if any, that its U.S. customers may make under Cerus’ commercial agreements with these customers; risks related to the ability of Fresenius Kabi to remedy the causes for the PAS shortage in a meaningful and timely manner, if at all; risks related to how the supply shortage may affect current commercial contracts; risks related to how the supply shortage could affect INTERCEPT’s acceptance in the marketplace; and other risks detailed in Cerus’ filings with the U.S. Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Cerus’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, filed with the SEC on May 4, 2017. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Cerus does not undertake any obligation to update any forward-looking statements as a result of new information, future events, changed assumptions or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CERUS CORPORATION

By:	/s/ Kevin D. Green
Kevin D. Green Vice President, Finance and Chief Financial Officer

Date: May 24, 2017